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                                                                    Exhibit 23.1


                          Independent Auditors' Consent
                          -----------------------------


We consent to the incorporation by reference in this Registration Statement of Gibson Greetings, Inc. on Form S-8 of our report dated February 16, 1998, except for Note 15, as to which the date is March 31, 1998, appearing in the Annual Report on Form 10-K of Gibson Greetings, Inc. for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP

Cincinnati, Ohio,
June 8, 1998